PATRICK INDUSTRIES, INC.

Third Quarter 2013 Investor Presentation

NASDAQ: PATK

PATRICK INDUSTRIES, INC.

ADORN

CUSTOM VINYLS

ATA COUNTERTOPS

CWD
CREATIVE WOOD DESIGNS

CUSTOMER 1st

F
I
R
S
T

Gustafson Lighting

PATRICK Distribution

INTERIOR COMPONENTS PLUS

Middlebury HARDWOOD Products

WSF West Side Furniture

PRAXIS GROUP

QUESTAUDIOVIDEO

INFINITY GRAPHICS

Premier Concepts Inc.

FRONTLINE MANUFACTURING

DECORATIVE DYNAMICS

DECOR
We're Stuck on Quality

Gravure Ink

Forward-Looking Statements

This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, is contained in the Company's filings with the Securities and Exchange Commission. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based.

Patrick Industries Highlights

- Patrick is a leading national manufacturer and distributor of a wide variety of building and component products for the RV, MH and Industrial markets.
- Strong leadership team and key players - top to bottom alignment and entrepreneurial culture
- Solid balance sheet and free cash flow generation
- Patrick's core market, the $13 billion RV industry, has rebounded significantly from the recent recession.
- Track record of successful acquisitions and organic new product line introductions
- Capacity to capture additional market share through cross-selling of existing product lines and extensions
- Lean organization - operational efficiencies and expense controls
- Margins and profitability have increased steadily in the past five years.

Patrick Industries Overview

- Leading national supplier serving the RV, Manufactured Housing & Industrial markets
- 16 manufacturing and 14 distribution centers
- Approximately 2,500 employees
- Strong leadership team & entrepreneurial culture
- Strong customer relationships



RV market: 73% of 9M'13 revenues

- Includes laminated panels, countertops, wrapped mouldings, cabinet doors, wiring/electrical/plumbing, furniture, interior passage doors, exterior graphics, interior lighting, wall coverings, fiberglass bath fixtures, and mattresses



MH market: 16% of 9M'13 revenues

- Includes wall/ceiling panels, pressed & hardwood doors, wiring/electrical/plumbing, cement siding, drywall & roofing products, lighting, wall coverings, and bath tub and shower surrounds



Industrial markets: 11% of 9M'13 revenues

- Includes retail and commercial fixtures, kitchen cabinets, solid surface countertops, and residential furniture

Patrick Facility Profile


ADORN
Gravure Ink
Gravure Ink
PATRICK
ADORN

Patrick's nationwide network of manufacturing and distribution centers reduces in-transit delivery time and cost to our customers.

# of Centers (as of 9/29/13)	
Manufacturing	16
Distribution	14

Sales Concentration By Market

The increase in wholesale unit shipments in the RV market, new product introductions, and the impact of acquisitions over the last 3 years contributed to an increase in our RV market sales concentration.

2011 Actual Industry Sales Breakdown $307.8 million


15%
24%
61%
MH
RV
Industrial

2012 Actual Industry Sales Breakdown $437.4 million


12%
19%
69%
MH
RV
Industrial

Nine Months 2013 Actual Industry Sales Breakdown $448.3 million


11%
16%
73%
MH
RV
Industrial



RV Market Growth Factors

Drivers of Consumer Demand



Job security & disposable income
Changing lifestyle trends
Availability of financing
Consumer confidence
Consumer Demand

Market Growth



Number of aging "Baby Boomers"
Array of product choices
Long-Term Market Growth
Attraction to younger buyers
Economical vacation

- 73% of Patrick's nine months 2013 sales and 69% for full year 2012
- RVs appeal to consumers with young families who:
  - Value spending time with their family
  - Enjoy participating in a broad range of outdoor activities
  - Act in a environmentally-friendly way when enjoying leisure time
- RV sales will continue to benefit from the aging baby-boomers:
  - Number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020 (27% higher than in 2010)

RV Industry Shipment Trends

After a dramatic rebound in 2010 from a 58% decline in unit shipments in the period of 2006-2009, the RV industry has experienced steady growth.



RV Wholesale Unit Shipments
Shipments (000's)
450
400
350
300
250
200
150
100
173
163
203
228
259
247
248
255
293
321
300
257
311
321
370
384
391
353
237
166
242
252
286
319
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013F

- 72% increase in unit shipments from 2009 to 2012
- RVIA projects an approximate 12% increase in unit shipments in 2013.

Source: 1990 – 2013 Forecast (F): Recreational Vehicle Industry Association (RVIA)

RV Content Per Unit

With market share gains, new products and extension growth, and acquisitions, our RV unit content has grown 54% since Q1 of '12.



$'s Sold / RV Unit Shipped *
$1,550
$1,450
$1,350
$1,250
$1,150
$1,050
$950
$850
$750
$650
$550
$450
$350
$250
$579
$596
$635
$662
$672
$671
$697
$742
$823
$924
$1,002
$1,048
$1,142
$1,217
$1,271
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13

*Based on TTM Average



MH Market Growth Factors

Drivers of Consumer Demand


Job growth
Affordability and quality
Financing/ credit availability
Consumer confidence
Consumer Demand

Market Growth


Quality credit standards
Alternative housing availability
Long-Term Market Growth
Number of aging "Baby Boomers"
Tax incentives

- 16% of Patrick's nine months 2013 sales and 19% for full year 2012
- There is upside potential, with little downside risk, if volumes maintain their historical relationship with new housing starts.
  - Unit shipments have averaged about 10% of single-family housing starts over the last 10 years.
- Potential gain from the recalibration of quality credit standards, job growth, and the significant numbers of consumers who have been forced into transitional housing who will most likely return to more permanent housing

MH Shipment Trends

The MH Industry continues to recover at a slower pace after suffering from conditions very similar to the residential housing crisis in 2008.



MH Wholesale Unit Shipments
Shipments (000's)
400
360
320
280
240
200
160
120
80
40
188
171
211
254
304
340
363
353
373
349
251
193
168
131
131
147
117
96
82
50
50
52
55
59
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013F

- 10% increase in unit shipments from 2009-2012
- Patrick forecasts a 7% increase for industry unit shipments for full year 2013.

Source: 1990-2012: Manufactured Housing Institute; 2013 Company Forecast (F)

PATRICK

MH Content Per Unit

Our content per unit shipped continued to improve from Q4 of '11.



$'s Sold / MH Unit Shipped *
$2,150
$2,050
$1,950
$1,850
$1,750
$1,650
$1,550
$1,450
$1,350
$1,250
$1,150
$1,050
$950
$850
$750
$650
$550
$1,571
$1,575
$1,575
$1,576
$1,583
$1,547
$1,500
$1,438
$1,441
$1,461
$1,498
$1,556
$1,580
$1,585
$1,616
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13

*Based on TTM Average



Industrial Market Growth Factors

Drivers of Consumer Demand



New residential housing construction
Consumer Demand
Existing home sales

Market Growth



New construction growth
Job growth
Long-Term Market Growth
Affordable interest rates
Government incentives

- 11% of Patrick's nine months 2013 sales and 12% for full year 2012
- 60% of Company's industrial revenue base tied directly to residential housing market
- National Association of Home Builders (NAHB) predicts an 18% increase in total housing starts for full year 2013 over the prior year (as of September 26, 2013).
- Patrick has targeted certain sales efforts towards industrial market segments less directly tied to new residential construction, including the retail fixture, furniture, and countertop markets.

New Housing Starts Trends

We estimate that approximately 60% of our industrial revenue base is directly tied to the residential housing market which has started to show signs of a recovery.


New Housing Starts (000's)
2,500
2,000
1,500
1,000
500
1,193
1,014
1,200
1,288
1,457
1,354
1,477
1,474
1,617
1,641
1,569
1,603
1,705
1,848
1,956
2,068
1,801
1,355
906
554
587
609
781
924
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013F

- 41% improvement in housing starts from 2009-2012, with an additional 18% growth estimated in 2013 vs. 2012
- Despite recent growth, housing starts remain well below historical levels.

Source: 1990-2012: U.S. Census Bureau; 2013F: NAHB Forecast (latest available as of September 26, 2013)

Acquisition Strategy

- **We target organizations with:**
  - Solid management teams
  - High quality product lines
  - Strong customer and supplier relationships
- **Patrick provides the acquired businesses with:**
  - Opportunity to allow the creative entrepreneurial sprit of each to continue to thrive
  - Capital and administrative support, and operational support where needed
- **Our goals are to:**
  - Introduce new and innovative product lines that complement our core competencies
  - Capitalize on the opportunity to cross sell our extensive product catalog to our customer base
  - Increase our content per unit
  - Leverage our management capabilities

Growth Through Acquisition



Company founded by Mervin Lung
Company taken public (NASDAQ)
Acquires Adorn Holdings, Inc. – the largest acquisition in the Company's history (05/07)
Acquires Quality Hardwoods (01/10)
Acquires Blazon International Group (08/10)
Acquires The Praxis Group (06/11)
Acquires A.I.A. Countertops, LLC (09/11)
Acquires Infinity Graphics (12/11)
Acquires Decor Mfg., LLC (03/12)
Acquires Creative Wood Designs, Inc. (09/12)
Acquires Gustafson Lighting (07/12)
Acquires Middlebury Hardwood Products, Inc. (10/12)
Acquires West Side Furniture (09/13)
Acquires Frontline Mfg. and Premier Concepts (09/13)
1959 1961 1968 2007 2008 2009 2010 2011 2012 2013

Acquisition Summary (2010 – 2013)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
01/2010	ADORN Quality Hardwoods Sales	$2.0 MM	$2 MM	Manufacturing	RV	Cabinet Doors
08/2010	Blazon International Group	$3.8 MM	$20 MM	Distribution	RV & MH	Wiring, electrical, plumbing, and other building products
06/2011	The Praxis Group	$0.5 MM	$4 MM	Distribution	RV	Painted countertops, foam products, and furniture products
09/2011	A.I.A. Countertops, LLC	$5.5 MM	$20 MM	Manufacturing	RV & Industrial	Solid surface countertops, backsplashes, tables, and signs
12/2011	Infinity Graphics (formerly Performance Graphics)	$1.3 MM	$2 MM	Manufacturing	RV & Industrial	Designer, producer, and installer of exterior graphics
03/2012	Décor Mfg., LLC	$4.3 MM	$17 MM	Manufacturing	RV	Laminated and wrapped products
07/2012	Gustafson Lighting	$2.8 MM	$12 MM	Distribution	RV	Interior and exterior lighting products, ceiling fans and accessories
09/2012	Creative Wood Designs, Inc.	$3.0 MM	$18 MM	Manufacturing	RV	Hardwood furniture including interior hardwood tables, chairs, and dinettes
10/2012	Middlebury Hardwood Products, Inc.	$19.8 MM	$33 MM	Manufacturing	RV, MH & Industrial	Hardwood cabinet doors and other hardwood products

*Projected Annualized Sales as of the acquisition date

Acquisition Summary (2010 – 2013) (continued)

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
09/2013	Frontline Mfg., Inc.	$5.2 MM	$15 MM	Manufacturing	RV, MH & Industrial	Fiberglass bath fixtures including tubs and showers
09/2013	Premier Concepts, Inc.	$2.6 MM	$10 MM	Manufacturing	RV, MH & Industrial	Solid surface countertops
09/2013	West Side Furniture	$8.7 MM	$17 MM	Distribution	RV	Recliners, mattresses, other furniture products

* Projected Annualized Sales as of the acquisition date

September 29, 2013
Financial Review

Third Quarter Financial Summary

Patrick Industries 3rd Quarter 2013 Results

($ in thousands except per share data)	9/29/2013	% to Net Sales	9/30/2012	% to Net Sales
Net Sales	$146,623		$112,946	
Cost of Goods Sold	124,800	85.1%	96,043	85.0%
Gross Profit	21,823	14.9%	16,903	15.0%
Warehouse & Delivery	5,293	3.6%	4,086	3.6%
Selling, General & Administrative	7,001	4.8%	5,398	4.8%
Income Before Income Taxes	8,434	5.8%	6,554	5.8%
Income Taxes	2,982	2.0%	-	-
Net Income	$5,452	3.7%	$6,554	5.8%
EBITDA	$10,816	7.4%	$8,494	7.5%
EPS - Diluted	$0.51		$0.60	
ADJUSTED RESULTS *				
Net Income	$5,283	3.6%	$4,036	3.6%
EPS - Diluted	$0.49		$0.37	

*Reflects adjustments for differences in Patrick's tax position in 2012 vs. 2013, as well as for certain other items in each period to assist in assessing our ongoing performance. See supplementary schedules on page 28 for reconciliation to reported GAAP net income and diluted EPS.

Nine Months Financial Summary

Patrick Industries Nine Months 2013 Results

($ in thousands except per share data)	9/29/2013	% to Net Sales	9/30/2012	% to Net Sales
Net Sales	$448,319		$331,239	
Cost of Goods Sold	378,900	84.5%	280,063	84.6%
Gross Profit	69,419	15.5%	51,176	15.4%
Warehouse & Delivery	14,539	3.2%	11,741	3.5%
Selling, General & Administrative	21,411	4.8%	16,256	4.9%
Income Before Income Taxes (Credit)	30,690	6.8%	18,228	5.5%
Income Taxes (Credit)	11,662	2.6%	(6,650)	-2.0%
Net Income	$19,028	4.2%	$24,878	7.5%
EBITDA	$37,912	8.5%	$26,471	8.0%
EPS - Diluted	$1.76		$2.32	
ADJUSTED RESULTS *				
Net Income	$18,602	4.1%	$12,228	3.7%
EPS - Diluted	$1.72		$1.14	

*Reflects adjustments for differences in Patrick's tax position in 2012 vs. 2013, as well as for certain other items in each period to assist in assessing our ongoing performance. See supplementary schedules on page 28 for reconciliation to reported GAAP net income and diluted EPS.

Balance Sheet Summary

($ in thousands)	9/29/2013	12/31/2012	9/30/2012
Cash and Cash Equivalents	$ 10,510	$ 434	$ 888
Trade Receivables	35,518	17,858	31,650
Inventories	55,854	46,992	40,978
Other Current Assets	6,741	8,386	3,074
Property, Plant & Equipment, net	40,113	37,069	28,602
Goodwill	16,970	10,362	6,753
Intangible Assets	26,394	19,219	13,280
Other Non-Current Assets	2,235	3,149	6,552
Total Assets	**$ 194,335**	**$ 143,469**	**$ 131,777**
Accounts Payable	$ 36,155	$ 17,336	$ 27,005
Accrued Liabilities	14,872	11,816	10,579
Total Debt	63,000	49,716	33,089
Other Long-Term Liabilities	3,481	3,193	3,438
Total Liabilities	**117,508**	**82,061**	**74,111**
Shareholders' Equity	**76,827**	**61,408**	**57,666**
Total Liabilities & Shareholders' Equity	**$ 194,335**	**$ 143,469**	**$ 131,777**

Cash Flow Summary

($ in thousands)	Nine Months 9/29/2013	Nine Months 9/30/2012
Cash Flows From Operating Activities:		
Net income	$ 19,028	$ 24,878
Depreciation & amortization	5,216	3,693
Stock warrants revaluation/ deferred financing amort/debt discount	312	2,317
Stock compensation/deferred compensation/other	4,529	(6,069)
Changes in operating assets & liabilities, net	(7,633)	(10,189)
Net cash provided by operating activities	**21,452**	**14,630**
Cash Flows From Investing Activities:		
Capital expenditures	(5,214)	(5,281)
Business acquisitions	(16,544)	(9,223)
Proceeds from sale of PP&E / other	967	16
Net cash used in investing activities	**(20,791)**	**(14,488)**
Cash Flows From Financing Activities:		
Debt borrowings (payments), net	13,284	(12)
Stk option exercises/stk repurchases/excess tax benefit stk comp.	(3,651)	221
Payment of deferred financing/debt issuance costs/other	(218)	(13)
Net cash provided by financing activities	**9,415**	**196**
Increase in cash and cash equivalents	10,076	338
Cash and cash equivalents at beginning of year	434	550
Cash and cash equivalents at end of period	**$ 10,510**	**$ 888**

Net Sales


(millions)
$500
$400
$300
$200
$100
$278
$308
$437
$331
$448
2010
2011
2012
9M'12
9M '13
RV
MH
Industrial

- **3Q'13 sales increased 29.8%**
  - RV: 35% revenue increase & 70% of 3Q'13 sales
  - MH: 16% revenue increase & 18% of 3Q'13 sales
  - Industrial markets: 25% revenue increase & 12% of 3Q'13 sales
- **9 Months '13 sales increased 35.3%**
  - RV: 44% revenue increase & 73% of 9M'13 sales
  - MH: 12% revenue increase & 16% of 9M'13 sales
  - Industrial markets: 25% revenue increase & 11% of 9M'13 sales

Gross Margin Trends

Our gross margins have been improving consistent with our acquisition and strategic growth plans. Quarterly variability of gross margins is driven by seasonal and competitive factors.



18%
16%
14%
12%
10%
8%
6%
Percentage
10.2%
11.6%
10.7%
9.7%
11.4%
14.6%
17.0%
14.3%
16.0%
15.4%
15.0%
13.7%
15.8%
15.8%
14.9%
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13

Net Income & Diluted EPS Summary (Reported / Adjusted) 2010-Nine Months 2013



Net Income
(millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$1.2
$8.5
$28.1
$24.9
$19.0
2010
2011
2012
9M '12
9M '13



Net Income – Adjusted*
(millions)
$19.0
$14.0
$9.0
$4.0
($1.0)
($1.2)
$5.4
$14.1
$12.2
$18.6
2010
2011
2012
9M '12
9M '13



Diluted EPS
(per share)
$3.00
$2.00
$1.00
$0.00
$0.12
$0.83
$2.64
$2.32
$1.76
2010
2011
2012
9M '12
9M '13



Diluted EPS – Adjusted*
(per share)
$2.00
$1.50
$1.00
$0.50
$0.00
($0.50)
($0.12)
$0.53
$1.33
$1.14
$1.72
2010
2011
2012
9M '12
9M '13

*Reflects adjustments for differences in Patrick's tax position in 2010-2012 vs. 2013, as well as for certain other items in each period to assist in assessing our ongoing performance. See supplementary schedules on page 28 for reconciliation to reported GAAP net income and diluted EPS.

Supplementary Schedules

($ in thousands)	2010	2011	2012	3Q '12	9M '12	3Q '13	9M '13
Reported net income (GAAP)	$ 1,226	$ 8,470	$ 28,095	$ 6,554	$ 24,878	$ 5,452	$ 19,028
Adjustment factors:							
(Gain) loss on sale of fixed assets & acquisition of business	(2,866)	(244)	(238)	(234)	(237)	6	(424)
Stock warrants revaluation	(261)	699	1,731	(73)	1,731	0	0
Receivable recovery	0	0	0	0	0	(262)	(262)
Income taxes (credit)	(81)	(163)	(6,823)	0	(6,650)	2,982	11,662
Adjusted income (loss) before income taxes (credit)	(1,982)	8,762	22,765	6,247	19,722	8,178	30,004
Adjusted income taxes (credit) *	(753)	3,330	8,651	2,211	7,494	2,895	11,402
Adjusted net income (loss) (Non-GAAP)	$ (1,229)	$ 5,432	$ 14,114	$ 4,036	$ 12,228	$ 5,283	$ 18,602

(per share data)	2010	2011	2012	3Q '12	9M '12	3Q '13	9M '13
Reported diluted net income per share (GAAP)	$ 0.12	$ 0.83	$ 2.64	$ 0.60	$ 2.32	$ 0.51	$ 1.76
Net EPS impact due to adjustment factors above	(0.24)	(0.30)	(1.31)	(0.23)	(1.18)	(0.02)	(0.04)
Adjusted diluted net income (loss) per share (Non-GAAP)	$ (0.12)	$ 0.53	$ 1.33	$ 0.37	$ 1.14	$ 0.49	$ 1.72

*Utilized full year estimated effective tax rate of 38% for the nine month periods and for 2010, 2011 and 2012; utilized the estimated effective tax rate of 35.4% for the third quarters ended 2012 and 2013.

The Company reports its financial results in accordance with accounting principles generally accepted in the United States ("GAAP" or referred to herein as "reported"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company's performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting.

Leverage Position

Our leverage position has improved significantly since the recession and we have ample cushion to increase leverage if needed for future growth opportunities.



Leverage Position Trend
Leverage = Funded Debt / EBITDA
6.0
5.0
4.0
3.0
2.0
1.0
-
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Leverage

Since year-end 2009, despite spending $59.5 million on acquisitions, $16.9 million on capital expenditures, and $6.1 million on share repurchases, our net debt has increased by only $10.3 million, reflecting our enhanced profitability, focus on cash management, and our ability to leverage our operating model and integrate acquisitions.

Note1: Consolidated Total Leverage (2012 Credit Facility) = Consolidated Total Indebtedness (including undrawn letters of credit) divided by Consolidated Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")
Note2: Leverage covenant pursuant to the 2012 Credit Facility is measured and reported on a quarterly basis and is not to exceed 3.50 to 1.00 for the 12-month period ending on such quarter-end.

Stock Price Trend 2011-October 2013

Our stock price performance has trended consistent with our operating and financial results.



Monthly Closing Stock Price Trend
Closing Stock Price
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$2.15
$2.08
$2.73
$2.38
$2.23
$2.09
$2.00
$2.01
$1.86
$2.01
$2.76
$4.10
$5.72
$6.17
$12.15
$12.94
$13.14
$12.75
$11.64
$13.00
$15.47
$17.67
$17.38
$15.56
$16.46
$13.26
$15.76
$20.26
$19.49
$20.79
$24.91
$27.08
$30.05
$31.28
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13

Patrick has 10.6 million shares outstanding and a market capitalization of approximately $310 million as of November 8, 2013.

Patrick's Products and Segments

Patrick's Manufactured Products

ADORN

CUSTOM VINYLS

INTERIOR COMPONENTS PLUS

ATA COUNTERTOPS

Gravure Ink

INFINITY

Premier Concepts Inc.

FRONTLINE MANUFACTURING

Middlebury Hardwood Products

DECOR

We're Stuck on Quality

CWD

Creative Wood Designs

Manufactured Products

- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
  - Cut to size, boring, foiling & edge-banding
- Solid surface, granite & quartz countertop fabrication
- Wrapped profile mouldings
- Cabinet doors & components
- Hardwood furniture
- Countertops
- Interior passage doors
- Exterior graphics
- Slotwall panels & components
- Backsplashes, tables & signs
- Fiberglass bath fixtures







Manufactured Products

- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
  - Cut to size, boring, foiling & edge-banding
- Solid surface, granite & quartz countertop fabrication
- Wrapped profile mouldings
- Cabinet doors & components
- Hardwood furniture
- Countertops
- Interior passage doors
- Exterior graphics
- Slotwall panels & components
- Backsplashes, tables & signs
- Fiberglass bath fixtures















ADORN · Custom Vinyls · Gravure Ink · DECOR · Middlebury Hardwood Products · Premier Concepts · ATA · INFINITY · CWD · FRONTLINE

Patrick's Distribution Products

Distribution Products

- Pre-finished wall and ceiling panels
- Drywall & drywall finishing products
- Electronics
- Wiring, electrical & plumbing products
- Interior & exterior lighting products
- Interior passage doors
- Recliners, mattresses & other furniture
- Roofing products
- Laminate flooring
- Cement siding
- Shower doors
- Fireplaces & slide-out surrounds









PATRICK

PRAXIS GROUP

Gustafson Lighting

WSF West Side Furniture

Distribution Products

- Pre-finished wall and ceiling panels
- Drywall & drywall finishing products
- Electronics
- Wiring, electrical & plumbing products
- Interior & exterior lighting products
- Interior passage doors
- Recliners, mattresses & other furniture
- Roofing products
- Laminate ceramic flooring
- Cement siding
- Shower doors
- Fireplaces & slide-out surrounds















PATRICK

PRAXIS

Gustafson Lighting

AW

WSF West Side Furniture

Information Contacts

Andy Nemeth
Chief Financial Officer
(574) 294-7511
nemetha@patrickind.com

Julie Ann Kotowski
Director of Investor Relations
(574) 294-7511
kotowskj@patrickind.com

Analyst Coverage

CJS Securities
Daniel Moore
dmoore@cjs-securities.com